Exhibit 99.2

Ample Organics Announcement December 2019

Disclosures Forward - Looking Statements This Presentation includes “forward - looking statements” regarding Akerna Corp. ("Akerna") and its wholly - owned subsidiary MJ Freeway LLC ("MJF" and, together with A kerna, the "Company"), its financial condition and results of operations that reflect the Company’s current views and information currently available. This information is, where applicable, based on estimates, assumptions and analysis that MJF believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward - looking statements can generally be identified by the use of forward - looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding MJF’s plans, strategies, objectives, targets and expected financial performance. These forward - looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of MJF and Akerna and their respective officers, employees, agents or associat es. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those vary from forward - looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. Potential investors are cautioned not to place undue re liance on forward - looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assu mpt ions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of MJF, Akerna and their respective officers, employees, agents or as soc iates. All information herein speaks only as of (1) the date hereof, in the case of information about MJF and Akerna, or (2) the date of such information, in the case of information from persons other tha n MJF and Akerna. None of MJF and Akerna undertake any duty to update or revise the information contained herein. Forecasts and estimates regarding MJF’s industry and markets are based on sou rces that are believed to be reliable or in compliance with an available exemption from the registration requirements of such act. However, there can be no assurance these forecasts and es tim ates will prove accurate in whole or in part. No Offer or Solicitation This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to s ell , subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securit ies in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amende d o r in compliance with an available exemption from the registration requirements of such act. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. None of MJF , Akerna and their respective affiliates and any third parties that provide information to MJF or Akerna, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF, Akerna, such as market research firms, are responsible for any errors or o mis sions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of MJF, Akerna and their respective affiliates give any express or implied warran tie s, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, in cid ental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the inf orm ation herein. 2

The cannabis economy runs on Akerna 3

Established Market Leaders Joining Forces Combining the leading cannabis - focused SaaS platforms in North America Large International Channel Partners The acquisition of Ample provides Akerna with a >90% market share in Canada, the only G7 country with federally legal Cannabis which is expected to serve as a template for future international markets. 4

Akerna 80% Ample Organics 20% Strategic Rationale Deal Terms: • Akerna is acquiring 100% of Ample Organics for a total consideration of up to CAD$60M – CAD$50M upfront (CAD$7.5M cash and CAD$42.5M stock) – Up to CAD$10M deferred consideration based on 2020 recurring revenue paid in stock • Ample shareholders will receive [3.295] million Akerna shares priced at [ CAD$12.90] per share (1) • Projected CY2020 revenue = C$11.5M, resulting in an acquisition multiple of 5.2x, assuming deferred consideration is achieved in full. Strategic Rationale: • Canada’s leading seed - to - sale compliance tracking and eCommerce platform (~70% market share of Canadian LPs and ~80% of Canadian medical Cannabis patients) • Dominant position in largest federally legal market • Scaled ecosystem including software, payments, data, analytics, marketplace and more • Canada’s largest Cannabis dataset with aggregate anonymized data of all aspects of the supply chain • Strong growth profile with significant revenue visibility • Potential for significant synergies, leading to CY 2020E pro forma revenue target of USD$ 27.5M (2) • Proven management team with strong track record of innovation 5 Pro Forma Ownership (1) TBU “We are excited to be joining forces with Akerna to create the most comprehensive and scaled turnkey solution in the market. Ample’s dominant position in Canada, coupled with Akerna’s significant distribution in the United States will set us up for accelerated future growth across North America and internationally.” -- John Prentice, President and CEO, Ample Organics (1) Excludes shares that may be issuable pursuant to CAD$10M earn - out (2) Based on 1 USD = 1.318 CAD exchange rate per Bank of Canada on 12/13/2019

Ample Organics Overview

Company Summary

- Ample Organics is the steward of Canada's largest cannabis dataset, with aggregate anonymized data pertaining to all aspects of the cannabis supply chain, from customer demographics to sales, ordering, and product information
- The Ample Organics Platform is a seed-to-sale system built for compliance

~70%
Of Canadian Licensed Producers ("LPs") covered

~80%
of Canadian medical Cannabis patients registered

Ample Organics ERP Platform

amplelearn
Teaching platform for the seed to sale process utilizing Ample Organics amplecare
Automated patient onboarding connecting clinics to licensed producers amplepayments
Payment processing partnerships for sales through Ample's e-Commerce platform lastcall Analytics
Acquired SaaS platform providing retail data to the alcohol industry. Launching for the Cannabis market

AmpleExchange
Wholesale B2B marketplace connecting producers to each other and provincial regulators

Hardware Integration
Procurement and installation of proprietary applications for seamless integration

Compliance Software
Canada's leading seed to sale compliance tracking and eCommerce platform

Professional Services
Consulting, implementation, onboarding services and custom solutions development for new clients

Clients on Platform


124% CAGR
5
19
51
89
125
2015A
2016A
2017A
2018A
As of Oct 2019

Historical Revenue

(in CAD $millions)


177% CAGR
$0.3
$0.6
$2.4
$6.4
2015A
2016A
2017A
2018A

Source: Company Websites and Presentations

6

Scaled Ecosystem Maximizes Wallet Share & Drives Stickiness Point of Sale C2B Payments B2B Marketplace eCommerce Platform Recall Management Patient Management & Telemedicine Data & Analytics Deep Accounting / ERP Integration Consulting Counterfeit Protection 280E Reporting Seed - to - Sale Compliance Tracking Learning Management System 7

Infrastructure is Built for Rapid Expansion 8 As the only scaled cannabis technology player meeting all client needs, Akerna is extremely well positioned to capitalize on both North American and international expansion opportunities.